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                                                                    EXHIBIT 99.1


                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Heritage Propane Partners, L.P. (the "Partnership") on Form 10-Q for the nine months ended May 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, H. Michael Krimbill, Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

         The foregoing certification is made solely for purposes of 19 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and is subject to the "knowledge" and "willfulness" qualifications contained in 18 U.S.C. Section 1350(c).

                                                  /s/ H. Michael Krimbill
                                           -------------------------------------
                                           H. Michael Krimbill
                                           President and Chief Executive Officer
                                           Dated: July 15, 2003


                  CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Heritage Propane Partners, L.P. (the "Partnership") on Form 10-Q for the nine months ended May 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael L. Greenwood, Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

         The foregoing certification is made solely for purposes of 19 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and is subject to the "knowledge" and "willfulness" qualifications contained in 18 U.S.C. Section 1350(c).

                                                 /s/ Michael L. Greenwood
                                           -------------------------------------
                                           Michael L. Greenwood
                                           Vice President and Chief
                                           Financial Officer
                                           Dated: July 15, 2003